Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
. Debt

		December 31,
		2013	2012
Term loans		$230,000	$230,000
3.875%	notes due 2013	—	375,000
4.875%	notes due 2014 (1)	—	450,000
5.00%	notes due 2015 (1)	274,879	400,000
4.75%	notes due 2016 (1)	370,914	500,000
5.75%	notes due 2017	500,000	500,000
5.60%	notes due Mar 2018	250,000	250,000
4.75%	notes due May 2018	350,000	350,000
6.25%	notes due 2019	300,000	300,000
5.25%	notes due 2022 (2)	110,000	110,000
5.25%	notes due 2037 (3)	500,000	500,000
6.70%	notes due 2043 (4)	425,000	—
Other (5)		35,502	52,375
Total debt		3,346,295	4,017,375
Current portion long-term debt		—	375,000
Long-term debt		$3,346,295	$3,642,375

Term loans bear interest at the applicable London Interbank Offered Rate (LIBOR) plus 2.25% or Prime Rate plus 1.25%, at our option. Interest is payable and resets quarterly and the loans mature in 2015 and 2016.

(1)
During the first quarter 2013, we completed a cash tender offer (the Tender Offer) for a portion of our 4.875% Notes due 2014 (2014 Notes), our 5.00% Notes due 2015, and our 4.75% Notes due 2016 (the Subject Notes). Holders who validly tendered their notes received the principal amount of the notes tendered, all accrued and unpaid interest and a premium amount. An aggregate $405 million of the Subject Notes were tendered. Subsequently, in the fourth quarter of 2013, we redeemed the remaining outstanding 2014 Notes that were scheduled to mature August 2014 through the exercise of a make-whole provision. In connection with the Tender Offer and the early redemption of the 2014 Notes, we recognized an aggregate net loss of $33 million.

At December 31, 2012, we had interest rate swap agreements with an aggregate notional value of $450 million that effectively converted the fixed rate interest payments on the 2014 Notes into variable interest rates. In connection with the Tender Offer, we unwound a portion of these interest rate swap agreements, and in connection with redemption of the remaining outstanding notes in the fourth quarter of 2013, we unwound the remaining interest rate swap agreements. At December 31, 2013, we had no interest rate swaps outstanding.

(2)	These notes may be redeemed, at our option, in whole or in part, at any time on or after November 27, 2015 at par plus accrued interest.

(3)	These notes may be redeemed by bondholders, in whole or in part, at par plus accrued interest, in January 2017.

(4)
During the first quarter of 2013, we issued $425 million of 6.70% fixed rate notes. Interest is payable quarterly. The notes mature in 2043, but may be redeemed, at our option, in whole or in part, at any time on or after March 7, 2018 at par plus accrued and unpaid interest. We used the net proceeds from the notes to fund the Tender Offer.

(5)	Other consists of the unamortized net proceeds received from unwinding of interest rate swaps, debt discounts and premiums and the mark-to-market adjustment of interest rate swaps, if applicable.

There were no outstanding commercial paper borrowings at December 31, 2013 or 2012. As of December 31, 2013, we had not drawn upon our $1.0 billion credit facility. The credit facility expires in April 2016.

Annual maturities of outstanding debt at December 31, 2013 are as follows:

2014	$—
2015	324,879
2016	550,914
2017	500,000
2018	600,000
Thereafter	1,335,000
Total	$3,310,793